AMERICAN
RESOURCES CORPORATION

Leading the critical mineral and rare earth supply chain



THE FOUNDATION OF AMERICA'S FUTURE

Upstream Investment in Critical Mineral Feedstocks

Forward-Looking Statements

This document may include predictions, estimates or other information that might be considered forward-looking. While these forward-looking statements represent our current judgment on what the future holds, they are subject to risks and uncertainties that could cause actual results to differ materially. You are cautioned not to place undue reliance on these forward-looking statements, which reflect our opinions only as of the date of this presentation. Please keep in mind that we are not obligating ourselves to revise or publicly release the results of any revision to these forward-looking statements in light of new information or future events. Throughout this document, we will attempt to present some important factors relating to our business that may affect our predictions. You should also review any and all SEC filings of each respective company for a more complete discussion of these factors and other risks, particularly under the heading "Risk Factors."

This document is neither an offer to sell nor a solicitation to purchase any of the Company's securities. Certain statements and financial projections in this Presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are based on management's current expectations, are generally identifiable by the use of terms, such as "anticipates," "believes," "could," "estimates," "expects," "intends," "may," "plans," "possible," "potential," "predicts," "projects," "should," "would" and similar expressions. The potential risks and uncertainties that could cause actual results to differ materially from those expressed or implied herein include, among others, the Company's ability to raise additional debt or equity financing, the Company's relationships with its current and future customers and business partners, the Company's ability to achieve anticipated results from acquisitions, and organic growth and development and overall business expansion. All reserve estimates (tonnage, quality, sell ability, etc.) and other number and figures presented herein are management estimates only, may include reserves that are currently under lease negotiation (i.e., not currently controlled), and should be independently verified.

The non-reserve deposit numbers presented herein are estimates based on available data and the interpretation of such data by the company and/or its advisors and/or consultants and are not classified as "proven" or "probable" pursuant to the definitions found within SEC's Industry Guide 7. Not all non-reserve deposits are permitted, and certain reserve numbers may include figures under permit, permit in-process or leased, and in some cases prior leases that have lapsed and need to be re-obtained.

This presentation and the information herein is updated frequently, and you should absolutely verify with management of the Company that this version is the most recent available. In the event that the information presented herein conflicts with Company public filings, the public filings shall be the governing document.

AMERICAN
RESOURCES CORPORATION

A leading critical mineral platform company sourcing strategic feedstocks while leveraging ReElement Technologies' world-leading refining technology to develop innovative solutions in both the upstream and downstream segment of the market

The Foundation of America's Future

INFRASTRUCTURE HAS EVOLVED – SO HAVE WE.

Modern infrastructure is no longer defined solely by roads, bridges, and pipelines.
Today, digital infrastructure - including data centers, advanced energy systems, and commercial and defense technologies - is driving the next era of economic growth.

From its inception, American Resources has focused on supplying the foundational inputs that power infrastructure. Today, that mission has evolved to include critical minerals - essential to securing national and economic resilience and enabling next-generation technologies.

We uniquely leverage **ReElement Technologies'** advanced refining platform – already commercialized – to efficiently convert diverse feedstocks into high-purity, manufacturing-grade products to reshore domestic manufacturing and strengthen allied supply chains.

This **capital-efficient, proven approach** avoids the need for large-scale, capital-intense investments, years of development and the risks of replicating legacy, single-source models that have proven unsustainable.

SECURING CRITICAL MINERAL INPUTS TO POWER THE MODERN ECONOMY



1. SOURCING
Global & Domestic Feedstock
2. PROCESSING & REFINING
Advanced Separation, Purification & Refining
3. ENABLING MODERN INFRASTRUCTURE
Powering Economic Growth & National Security
SOURCES
Primary Mining
Recycled Material
Strategic Partnerships
Re ELEMENT
Separation
Purification
Refining
Purified Products
ELECTRIFIED MATERIALS
Processing of Recycled Inputs
Magnet & Battery Aggregation & Processing
Material Shredding & Concentration
Data Centers & AI
SMRs & Advanced Energy
Defense & National Security
Advanced Technologies
OUTCOMES
Strengthen National Security
Reshore Domestic Manufacturing
Drive Economic Growth & Innovation
Secure Resilient Supply Chains

WE DON'T JUST SUPPLY MATERIALS – WE ENABLE THE INFRASTRUCTURE THAT EMPOWERS AMERICA'S FUTURE.

- Aligned with U.S. & Allied Priorities
- Capital Efficient. & Scalable
- De-Risked Platform & Execution
- Built for Long-Term Value Creation

Divisional Operational Focus

AMERICAN RESOURCES CORPORATION
CRITICAL MINERAL HOLDINGS

Ownership Interest: 100%

Producing rare earth concentrates from coal-based byproduct resources, leveraging control of over 120 million tons of already-mined, strategically located material

Investing in best-in-class mining assets and feedstock partnerships to source high-quality raw materials and rare earth concentrates at scale

Aligning upstream rare earth and critical mineral supply with downstream manufacturing demand for high-margin, high-purity refined products

Praseodymium, Neodymium, Dysprosium, Terbium, Yttrium, Gadolinium, Germanium, Gallium, Lithium, Cobalt, Nickel, etc.

Re ELEMENT TECHNOLOGIES

Ownership Interest: ~17%
Private Corporation

World-leading, advanced refining platform for critical minerals – Multi-mineral, multi-feedstock, scalable, environmentally safe - first US-based Company to process and purify REE, Critical Defense and Battery Elements

Separated from AREC as of December 31, 2024

Private Equity and Strategically-backed alongside government support.

Praseodymium, Neodymium, Dysprosium, Terbium, Yttrium, Gadolinium, Germanium, Gallium, Lithium, Cobalt, Nickel, etc.

ELECTRIFIED MATERIALS

Ownership Interest: 100%

Aggregator and processor of end-of-life, recycled and waste material to be used in new production

Magnets, HDD, Motors, Turbines, Batteries, Coatings

Steel, Copper, Battery and Magnet Material and Carbide Products

Innovators & Disruptors in Industries

- Built the most innovative and cost effective critical and rare earth supply chain from legacy energy assets.
- Utilized a nimble diversified business model to adapt to unlock highest value assets

Identify High Value Supply Chain Assets and Feedstock

Creatively Acquire Under Favorable Terms

Modernize and Monetize to Fit Modern-Day Economy

Unlock value through Separate Subsidiaries or Standalone Spinoffs

Government and National Security Alignment

Uniquely Positioned to Address Current Presidential Executive Orders

Executive Order 14241 – *Immediate Measures to Increase American Mineral Production*

Executive Order 14179 – *Removing Barriers to American Leadership in AI*

Executive Order 141156 – *Declaring a National Energy Emergency*

Executive Order 14261 – *Reinvigorating America's Beautiful Clean Coal Industry*

Secretary's Order 3436 – *Strategic Mineral Recovery From Mine Waste*

Executive Order 14263 – *Revitalizing America's Metal Recycling and Strategic Recovery*

Executive Order 14285 – *Unleashing America's Offshore Critical Minerals and Resources*

Regional Feedstock Sourcing

Validated, high-grade global feedstock pipeline supporting scalable rare earth oxide (SREO) production

American Resources and ReElement Technologies have validated multiple global feedstock sources - from origin through final separated rare earth oxide (SREO) production - demonstrating a compelling techno-economic model across key regions.

These feedstocks include high-grade concentrations of both light rare earth elements (LREEs), such as neodymium (Nd), praseodymium (Pr) and samarium (Sm), and heavy rare earth elements (HREEs), including dysprosium (Dy), terbium (Tb), gadolinium (Gd), yttrium (Y), holmium (Ho), ytterbium (Yb), and erbium (Er), with performance validated through ReElement's refining platform.

In addition to rare earth elements, the Company is advancing a diversified feedstock portfolio that includes strategic minerals such as germanium (Ge), gallium (Ga), tungsten (W), antimony (Sb), battery materials including lithium (Li) and cobalt (Co) and nickel (Ni), as well as recycled inputs through its wholly owned subsidiary, Electrified Materials Corporation, and coal-based byproducts sourced from controlled assets at American Resources.



RARE EARTH ELEMENTS
LREEs & HREEs
Nd
Pr
Sm
Dy
Tb
Gd
Y
Ho
Yb
Er
BATTERY MATERIALS
Li
Lithium
Co
Cobalt
Ni
Nickel
STRATEGIC MINERALS
Ge
Germanium
Ga
Gallium
W
Tungsten
Sb
Antimony
RECYCLED INPUTS
Battery / Black Mass
Magnet Scrap
COAL BYPRODUCTS
REE-bearing Byproducts

Regional Feedstock Sourcing

Regional Focus



Southeast Asia
- Advancing sourcing partnerships with stakeholders across multiple producing mines
- Focused on high-grade ionic clay resources with established production profiles
- Near-term scalable feedstock supply for both LREE and HREE production

Uzbekistan
- Strategic engagement to source critical minerals beginning with tungsten

South America
- Developing sourcing and refining partnerships with emerging and developing mining operations
- Opportunity to integrate upstream development with downstream refining

Africa
- Established relationship with Pensana's rare earth element project in Angola
- Strategic development partnership with Novare Holdings (S. Africa) to support regional growth and financing initiatives
- Positioned to access large-scale, long-life rare earth resources aligned with global supply chain demand

United States
- Procured and validated strategic feedstock for critical elements, including gallium (Ga) and germanium (Ge)
- Established platform for recycled material sourcing and processing through Electrified Materials
- Controls over 120MM tons of coal-based byproduct resources for REEs and CMs

Unlocking the Largest Rare Earth Element Mine In the U.S.

- *"Rare Earth Elements are not rare"* — but **access to economically viable process engineering** that refines diverse feedstocks into **usable and monetizable products** is.
- **American Resources** controls over **120 million tons of already mined, domestic rare earth resources.**
- Through its affiliation with **ReElement Technologies** and industry partners, American Resources is unlocking the most efficient pathway to produce **rare earth concentrates** that directly feed into ReElement's **industry-leading refining platform**.



Why it Matters:

- Already permitted resource deposits **accelerate commercialization**
- Resource quality **competitive with new mines** under development
- World **leading refining IP** leveraged across controlled industrial asset base *(over 30,000 acres + over 200 years of landfill life capacity + 5 processing and logistics hubs)*
- **Low-cost extraction** and **environmentally safe processing**
- **Fastest speed to market** in the industry
- Turning **liabilities into assets** while offering **proprietary services** across the sector

Low-Cost, High-Value Rare Earth Mines

- **Market Opportunity -** Coal once powered America's steel industry, forging the backbone of a strong and resilient nation. Today, we're unlocking new value from that legacy by recovering critical minerals from already-mined coal waste.

- **Proprietary Model -** A domestic, traceable source with a flexible volume and pricing structure. Our model delivers profitability for stakeholders in as little as six months - compared to six years for conventional mining. The adaptable deployment strategy maintains the industry's highest sales-to-CapEx ratio.

- **Strategic Advantage -** Integrating tailings extraction with existing logistics and processing infrastructure and assets de-risks permitting and accelerates scale-up. We leverage access to an initial reserve of over 120 million tons of resource with direct rail and processing facilities in Kentucky and West Virginia.

- **Verified Resources -** Mineral types and quantities independently verified by Mineral Labs Inc. and Mountain Professional Services LLC.

High-Quality, High Value Rare Earths and Critical Mineral Concentrates

AMERICAN RESOURCES	
Wyoming County Coal, LLC - RRE Ash as Determined Basis	
Scandium (Sc)	4.15%
Yttrium (Y)	7.99%
Lanthanum (La)	13.84%
Cerium (Ce)	28.86%
Praseodymium (Pr)	3.52%
Neodymium (Nd)	13.30%
Samarium (Sm)	2.53%
Europium (Eu)	0.48%
Gadolinium (Gd)	2.08%
Terbium (Tb)	0.29%
Dysprosium (Dy)	1.65%
Holmium (Ho)	0.33%
Erbium (Er)	0.96%
Thulium (Tm)	0.14%
Ytterbium (Yb)	0.94%
Lutetium (Lu)	0.14%
Lithium (Li)	15.37%
Cobalt (Co)	3.43%

AMERICAN RESOURCES CORPORATION




Li Be
Mg
Sc Ti V Cr Mn Co Ni Cu Zn Ga Ge As
Al Si
Rb Y Zr Nb Ru Rh Pd In Sn Sb Te
Cs Hf Ta W Ir Pt Bi
Nd Pm Sm Eu Gd Tb Dy Ho Er Tm Yb Lu

Re
ELEMENT
TECHNOLOGIES


AI





LEVERAGING AFFILIATION WITH THE WORLD'S MOST INNOVATIVE REFINING PLATFORM

Introduction to ReElement

Refiner of Critical & Rare Earth Elements for Commercial and Defense Applications

- The only domestic producer offering a **complete solution** for refined rare earth elements (REEs), battery critical elements (BCEs), & defense elements
- **Economically Competitive Against China**
- **Exclusive Worldwide Patent Rights**
- **Modular, Scalable & Versitile** refining platform supporting global magnet, battery, and chip supply chains
- **Multi-Mineral, Multi-Feedstock**
- 99.5% to 99.999% **Purity**

Supplying Essential Inputs into High-Demand Sectors


AUTOMOTIVE


NATIONAL DEFENSE


AI
DATA CENTERS


CONSUMER ELECTRONICS


RENEWABLE ENERGY


INDUSTRIAL

Significant Growth Potential

- Global rare earth element market is project to grow to over **$8.14 billion** by 2032
- Global lithium carbonate market is projected to reach **$61.05 billion** by 2030

Sources:

Fortune Business Insights:
- "Rare Earth Elements Market Size" 2024

Grand View Research:
- "Lithium Carbonate Market Size & Trends" 2024

A NEW MODEL FOR CRITICAL MINERAL SUPPLY CHAINS

From fixed, capital-intensive systems to flexible, demand-aligned refining

LEGACY MODEL



- Built around large, fixed-scaled facilities with high operating costs and environmental challenges
- Designed for static, predefined market demand
- Requires significant upfront capital and long lead times
- Limited flexibility across feedstocks & elements
- High risk of overbuild or underutilization

VS.

REELEMENT MODEL

- **Refining-first** platform addressing the midstream bottleneck
- **Multi-element, multi-feedstock** capability
- **Modular**, column-based architecture
- **Lower cost**, scalable, and **environmentally responsible**
- Designed to scale **with evolving markets**



NOBLESVILLE TO MARION: VALIDATION TO COMMERCIAL SCALE

DIVERSE GLOGAL FEEDSTOCK



NOBLESVILLE, IN
Commercial Qualification Facility



- ✓ De-risking and validation
- ✓ Process diverse global feedstock
- ✓ Develops and optimizes refining process
- ✓ Produces & qualifies high-purity products with customers / partners
- ✓ Not designed for full-scale production

VALIDATE – DE-RISK - QUALIFY
Proven platform - De-risked process

VALIDATED PLATFORM

MARION, IN
Commercial Production Facility



- ✓ Multi-line, stage-gated buildout (in process)
- ✓ Significant higher throughput per line
- ✓ Designed for commercial production at scale
- ✓ Represents a step-change in capacity
- ✓ Supplying partner's and customer's detailed demand

SCALE – DEPLOY - DELIVER
Built for high throughput production

STRATECICALLY DEPLOYED WITH GROWING MARKET DEMAND



Co-located and deployed across domestic and allied growth markets

VALIDATED PLATFORM TO FULL COMMERCIAL DEPLOYMENT

WE DON'T BUILD TO A MARKET – WE'VE BUILT A PLATFORM THAT SCALES WITH IT.

Diversifying and Fortifying Supply Chains

De-Risking and Reducing Dependance on China's Current Global Monopoly



HREE
>99%
LREE
~87%
Antimony
~56%
Gallium
>98%
Germanium
~70%
Lithium
~70%
Cobalt
~77%
Nickel
~75%
Gadolinium
~86%
China's Global Control of Refined Product
Rest of World

Sources:

International Energy Agency (IEA):
- "Critical Mineral Requirements for Clean Energy Transitions" 2021
- "The Role of Critical Minerals in Clean Energy Transitions" 2020.

United States Geological Survey (USGS):
- "Mineral Commodity Summaries 2024"

Adams Intelligence:
- "Rare Earth Monthly Update" (various editions)

Woods Mackenzie
- "Lithium Quarterly Update" (various editions)

CRU Group
- "Cobalt Market" (various editions)

Transforming the Economics of Critical Mineral Refining

Technology Snapshot: Repurposing Chromatography for Mineral Separation & Purification

Innovative Refining	We replace solvent and hydrometallurgical refining which is expensive to build, expensive to operate, and complex to permit -- all at a lower cost
Fastest Speed to Processing	We replace a complex permit and build process that takes 5+ years with a scalable solution that can be deployed and start production in 1-1.5 years.
Purity Matters	We produce ultra-high purity materials maximizing performance and reducing risk of failures and fire.
Deployable and Scalable	Our modular process is highly scalable requiring fraction of the capital expenditure while ensuring high-efficiency processing.
Sustainable and Safe	We reduce the need to use harsh chemicals or hazardous waste, resulting in easier permitting and safer operations.
Co-Locatable	We require a fraction of the space compared to legacy solvent extraction, and can therefore create customized, onsite refining capacity for partners .
Consistent Quality	Quality and separation are controlled using continuous chromatography ensuring consistent quality parameters are met or exceeded.

Redefining Critical Mineral Separation and Purification

Our refining methods are capable of separating and purifying a variety of critical minerals, including HREE and LREE, from complex mixtures.

- Unlike traditional solvent extraction, our separation methods utilize aqueous chemistry, eliminating the need for toxic and hazardous organic solvents.
- A few chromatography units can replace hundreds or even thousands of mixer-settlers to achieve the same throughput and quality.
- With our intrinsic-parameter-based design and predictive simulation tool, our methods are fast, versatile and adapt across diverse feedstocks and capacity.
- No harmful waste is generated during our purification process, as we efficiently recycle and reuse most water and chemical.


25% LESS PROCESSING WATER
75% LESS PROCESSING ENERGY
ZERO HAZARDOUS CHEMICALS
70% LESS CARBON EMISSIONS
ZERO WASTE-WATER

Replacing Hazardous Legacy Refining Methods

Displacing the Chinese Rare Earth & Critical Battery Element Monopolies



Solvent Extraction Facility
Inner Mongolia, China


IMEDCO America
Wright's Gymnastics Noblesville & NinjaZone
Genesis Churchinc
Indianapolis Fencing Club
Vine St
Pleasant St
S 16th St
S 19th
Hamilton County Household Hazardous
Re

ReElement Commercialization Facility
Noblesville, Indiana

ReElement's Mission-Driven Solution

Continuous Chromatography

A Proven, Longstanding Technology Repurposed for Mineral Refining

FLEXIBLE • SCALABLE • ENVIRONMENTALLY SAFE

ReElement is becoming the worldwide industry standard for the separation and purification of critical and rare earth elements for commercial and national security demand.

The multi-feedstock, multi-mineral approach means that ReElement can purify end-of-life material, production scrap, virgin ores under one roof.

Current Industry Standard: Solvent Extraction:
Requires 100's – 1,000 of mixer settlers with a large amount of toxic waste discharged creating some of the most polluted sites on the planet and high-risk to deploy outside of China



1 meter ~ 1 stage

Chromatographic Separation:
Understanding solvent extraction methods are not sustainable, RET leverages higher efficiency through much higher interfacial area with lower-cost inputs - producing high throughput of ultra-pure materials with near zero waste


Re

1 meter ~ 100 stages

Multi-Mineral & Multi-Feedstock Refining

Engineered and Calibrated to Plug-and-Process all Magnet and Battery Feedstock Types & Chemistries



Natural Mineral Feedstocks

We accept and refine a variety of natural feedstocks, including lithium-bearing ores such as spodumene and lepidolite and lithium-rich brines, stibnite ore containing antimony, and REE found in monazites, bastanite and mining waste material.



Recycled Magnets & Batteries (Black Mass)

After physical and chemical preprocessing is complete, the chromatography columns can accept any recycled material regardless of battery or permanent magnet chemistry to produce battery or magnet-grade materials.



Tailings and Other Feedstock

ReElement is capable of processing a wide variety of materials including legacy tailings from mining operations that have been left behind. The ability to process primary products as well as unique byproducts from the overall materials.



Magnet & Battery Manufacturing Scrap

Battery and magnet manufacturing loses ~20% of critical minerals to production waste. Our platform integrates and continuously recovers and purifies waste streams so they can reenter the manufacturing process.

Current Rare Earth & Critical Element Product Mix

Ultra-Pure Rare Earth, Critical Battery & Defense Elements

Rare Earth Elements	Form	Recovery	Purity
Neodymium (Nd)	Oxide	95%+	99.5% to 99.9+%
Praseodymium (Pr)	Oxide	95%+	99.5% to 99.9+%
Nd / Pr Mixed Oxide	Oxide	95%+	99.5% to 99.9+%
Dysprosium (Dy)	Oxide	95%+	99.5% to 99.9+%
Terbium (Tb)	Oxide	95%+	99.5% to 99.9+%
Gadolinium (Gd)	Oxide	95%+	99.5% to 99.9+%
Yttrium (Y)	Oxide	95%+	99.5% to 99.9+%
Samarium (Sm)	Oxide	95%+	99.5% to 99.9+%

Defense, Chips & Other Applications	Form	Recovery	Purity
Antimony (Sb)	Trioxide or Trisulfide	95%+	99.5% to 99.9+%
Galium (Ga)	TBD by Customer	95%+	99.5% to 99.9+%
Germanium (Ge)	Dioxide	95%+	99.5% to 99.9+%
Tungsten (W)	TBD by Customer	95%+	99.5% to 99.9+%

Battery Minerals	Form	Recovery	Purity
Lithium (Li)	Carbonate or Hydroxide	95%+	99.5% to 99.9%
Nickel (Ni)	Sulfate	95%+	99.5% to 99.9%
Cobalt (Co)	Sulfate	95%+	99.5% to 99.9%
Manganese (Mn)	Sulfate	95%+	99.5% to 99.9%
Co/Li/Ni/Mn Mixed Solution	Sulfate	95%+	99.5% to 99.9%

Noblesville Customer Qualification Facility

Daily Production of Ultra-Pure Critical Minerals

- **Core function:** Validates high-purity products from diverse global feedstocks across lab, pilot, and demonstration scale, while developing and optimizing refining processes for specific inputs
- **August 2022:** Rare earth element production train commenced operations
- **December 2022:** Critical battery element production train commenced operations
- **~$11 million total capital invested,** funded through internal equity and debt financing
- **~17,000 sq. ft.** operational facility and laboratory
- **Daily commercial production** of magnet-grade HREO and LREO, as well as other ultra-pure strategic elements for defense and commercial applications
- **Column-based platform enables scalable, cost-efficient capacity,** with design optimized based on forecasted feedstock volumes
- **Modular architecture** allows rapid scaling through larger columns and/or additional production trains







Marion Advanced Technology Commercial Scale Campus


Greetings from
MARION
Indiana

HOME OF Re ELEMENT





- July 2023: Site confirmed & development begins
- September 2023: Secured $46 million in local incentives
- 42-acre campus with 450k square feet with additional ~250k foundation-ready square feet capacity for expansion
- January 2025: Phase 1 renovation of 120k square feet complete and equipment ordering and transition begins
- Phase 1 capacity of 1,000 tons per year of Li_2CO_3 or LiOH refined from a variety of feedstocks
- Phase 1 capacity of 2,000 metric tons per year of purified rare earth oxides sourced from a variety of feedstocks
- Expected to produce ~30 local jobs initially with expansion to ~300

Value Creating Investments & Partnerships

Royalty Management

Ownership Interest: ~8.8%

Ownership interest through Royalty Management Holding Corporation (Nasdaq: RMCO)

Royalty Management is a is a royalty company building shareholder value to benefit both its shareholders and communities by acquiring and developing high value assets in sustainable market environments. The business model focuses on acquiring and structuring cashflow and revenue streams around assets that can support the communities by monetizing the current existing cash flow streams while identifying transitionary cash flow from the assets for the future.

AMERICAN INFRASTRUCTURE

OTCPK: WINH – Wilcox International Holdings Inc.

Ownership Interest: ~9.0%

Equity ownership interest through a public holding company

Redefining legacy industry to thrive in today's coal conscious economy – One of the last US-based growth platforms

Metallurgical carbon for steel and specialty alloy metals , and iron ore

Carbon - Not burned for energy use

AML

Ownership Interest: ~2.1%

Portfolio holding through a owned promissory note; convertible at the discretion of AREC

Founded in 1995, AML is a recognized leader in the development of innovative magnet technologies and magnet-based applications. Today, AML is executing on multiple product development programs including magnet materials and PM-Wire™ based motors and generators for industrial, aerospace and defense. This includes projects funded by large industry, U.S. Department of Energy and U.S. Department of Defense.

SAGINT™

Strategic Commercial Partner

SAGINT Inc. is a digital asset infrastructure developer that enables the technical facilitation of digital ledger technology for economic value chains, specializing in compliant blockchain solutions for commodities and finance. SAGINT delivers secure, scalable platforms for token design, issuance, and management, ensuring adherence to U.S. regulatory standards.

Financial Snapshot
NASDAQ: AREC

~25%

Insider Held

- Management represent the largest combined shareholder of the company
- Intelligently Capitalized Balance Sheet
- 12-Month Price Target Est. - $6.00

~$276M Market Cap[1]

~3.9M Avg. Daily Volume[1]

~106M Shares Outstanding[1]

1: As of June 1, 2026

AMERICAN RESOURCES CORPORATION

AMERICAN

RESOURCES CORPORATION

SUPPORTING MODERN INFRASTRUCTURE

WWW.AMERICANRESOURCESCORP.COM | INVESTOR@AMERICANRESOURCESCORP.COM

THE
FOUNDATION OF
AMERICA'S FUTURE